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                                                                   EXHIBIT 10.4C


                                 THIRD AMENDMENT
                            DATED AS OF MAY 15, 2002


               This THIRD AMENDMENT (this "Amendment") is among O'SULLIVAN INDUSTRIES, INC., a Delaware corporation (the "Borrower"), O'SULLIVAN INDUSTRIES HOLDINGS, INC., a Delaware corporation ("Holdings"), the banks and other financial institutions and other entities from time to time parties to the Credit Agreement referred to below (the "Lenders") and LEHMAN COMMERCIAL PAPER INC. as administrative agent (in such capacity the "Administrative Agent").

                             PRELIMINARY STATEMENTS:

               1. Holdings, the Borrower, the Lenders, the Agents and the Arranger entered into a Credit Agreement, dated as of November 30, 1999, as amended by the First Amendment, dated as of November 30, 1999 and the Second Amendment, dated as of January 30, 2001 (as so amended the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

               2. Holdings and the Borrower have requested that the Lenders amend the Credit Agreement to revise the definition of "Consolidated Fixed Charges" to allow for the payment of certain amounts currently owing to Tandy Corporation pursuant to the Tandy Tax Sharing Agreement.

               3. The Required Lenders are, on the terms and conditions stated below, willing to grant the request of Holdings and the Borrower set forth above.

               NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. Amendment to Credit Agreement.

               (a) The following definition is hereby added to the Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

               ""Third Amendment": the Third Amendment to the Credit Agreement, dated as of May 15, 2002, among the Borrower, Holdings and Lehman Commercial Paper Inc., as Administrative Agent."

               (b) The definition of "Consolidated Fixed Charges" in Section 1.1 of the Credit Agreement is hereby amended by deleting clause (b) in its entirety and replacing it with the following:



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        "cash income taxes paid by the Borrower or any of its Subsidiaries on a consolidated basis in respect of such period, but excluding payments of up to $27,000,000 to be made to Tandy Corporation to satisfy the Company's obligations owing through the period ended June 30, 2002 under the Tandy Tax Sharing Agreement, and;"

               (c) The definition of "Consolidated Interest Expense" in Section
1.1 of the Credit Agreement is hereby amended by adding the words "the Third Amendment and" immediately prior to the words "the Second Amendment".

               (d) Section 7.2(g) of the Credit Agreement is hereby amended by adding the words "existing as of the Closing Date or" immediately prior to the words "incurred or assumed".

               SECTION 2. Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent shall have been satisfied:

               (a) the Administrative Agent shall have received signed written authorization from the Required Lenders to execute this Amendment and shall have received counterparts of this Amendment executed by Holdings and the Borrower and counterparts of the Consent of the Loan Parties appended hereto (the "Consent") executed by the Grantors, as defined in the Guarantee and Collateral Agreement);

               (b) each of the representations and warranties in Section 3 below shall be true and correct;

               (c) in consideration of the amendments contained in this Amendment, the Borrower shall have paid to the Administrative Agent, for the account of each Lender that executes and returns to the Administrative Agent its Consent no later than 5:00 p.m. (New York time) on Wednesday, May 8, 2002, a fee equal to 0.125% of the Commitment of such Lender;

               (d) all fees and expenses (including, without limitation, legal fees) then due and payable to the Administrative Agent and the Lenders under the Loan Documents (to the extent invoiced) shall have been paid in full in immediately available funds to the Administrative Agent and the Lenders; and

               (e) the Agent shall have received such other documents, instruments and opinions as it shall have reasonably requested.

               SECTION 3. Representations and Warranties.

               Each of Holdings and the Borrower represents and warrants jointly and severally as follows:

               (a) Authority. Each of Holdings, the Borrower and each other Loan Party has the requisite corporate power and authority to execute and deliver this Amendment and the Consent, as applicable, and to perform its obligations hereunder and under the Loan Documents (as amended hereby) to which it is a party. The execution, delivery and performance by



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Holdings and the Borrower of this Amendment and by the Grantors of the Consent, and the performance by Holdings and each Loan Party of each Loan Document (as amended hereby) to which it is a party have been duly approved by all necessary corporate action of Holdings or such Loan Party, as the case may be, and no other corporate proceedings on the part of Holdings or such Loan Party, as the case may be, are necessary to consummate such transactions.

               (b) Enforceability. This Amendment has been duly executed and delivered by Holdings and the Borrower. The Consent has been duly executed and delivered by the Grantors. This Amendment, the Consent and each Loan Document (as amended hereby) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against Holdings and such Loan Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought in proceedings in equity or at law).

               (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

               (d) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

               SECTION 4. Reference to and Effect on the Loan Documents. (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

               (b) Except as specifically amended above, the Credit
Agreement, the Guarantee and Collateral Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Arranger or any Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents.

               SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a



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signature page to this Amendment or the Consent by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

               SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [signature pages follow]



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               IN WITNESS WHEREOF, the parties hereto have caused this Third
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.



                                       O'SULLIVAN INDUSTRIES HOLDINGS, INC.



                                       By: /s/ Phillip J. Pacey
                                           -------------------------------------
                                           Name: Phillip J. Pacey
                                           Title: Senior VP & CFO

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                                       O'SULLIVAN INDUSTRIES, INC.


                                       By: /s/ Phillip J. Pacey
                                           -------------------------------------
                                           Name:   Phillip J. Pacey
                                           Title:  Senior VP & CFO



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                                       LEHMAN COMMERCIAL PAPER INC., as
                                       Administrative Agent




                                       By:  /s/ Francis Chang
                                            ------------------------------------
                                            NAME: FRANCIS CHANG
                                            TITLE: AUTHORIZED SIGNATORY

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                                     CONSENT

                            DATED AS OF MAY 15, 2002

               The undersigned, as Grantors under the Guarantee and Collateral Agreement and, as applicable, as Grantors under the Intellectual Property Security Agreement (as such terms are defined in and under the Credit Agreement referred to in the foregoing Third Amendment), hereby consent and agree to the foregoing Third Amendment and hereby confirm and agree that (i) each of the Guarantee and Collateral Agreement and the Intellectual Property Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Third Amendment, each reference therein to the "Credit Agreement", "thereunder", "thereof" and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by said Third Amendment, (ii) the Guarantee and Collateral Agreement and all of the Collateral described therein does, and shall continue to, secure the payment and performance of all of the Obligations as defined in the Guarantee and Collateral Agreement, and (iii) the Intellectual Property Security Agreement and all of the Intellectual Property Collateral described therein does, and shall continue to, secure the payment and performance of all of the Obligations as defined in the Intellectual Property Security Agreement.


                                       O'SULLIVAN INDUSTRIES HOLDINGS, INC.

                                       By: /s/ Phillip J. Pacey
                                           -------------------------------------
                                           Name:  Phillip J. Pacey
                                           Title: Sr. Vice President & CFO

                                       O'SULLIVAN INDUSTRIES, INC.

                                       By: /s/ Phillip J. Pacey
                                           -------------------------------------
                                           Name:  Phillip J. Pacey
                                           Title: Sr. Vice President & CFO

                                       O'SULLIVAN INDUSTRIES - VIRGINIA, INC.

                                       By: /s/ Phillip J. Pacey
                                           -------------------------------------
                                           Name:  Phillip J. Pacey
                                           Title: Sr. Vice President & CFO

                                       O'SULLIVAN FURNITURE FACTORY OUTLET INC.

                                       By: /s/ Phillip J. Pacey
                                           -------------------------------------
                                           Name:  Phillip J. Pacey
                                           Title: Sr. Vice President & CFO